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                        MERRILL LYNCH RETIREMENT PLUS(SM)

                                    ISSUED BY

                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

                       SUPPLEMENT DATED NOVEMBER 22, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002


This supplement describes certain changes to the death benefits available on Retirement Plus variable annuity contracts (collectively, the "Contracts") issued by Merrill Lynch Life Insurance Company ("we" or "us").

For Contracts issued on or after December 13, 2002, the 5% Rising Floor with 7th Anniversary Step-Up guaranteed minimum death benefit option is no longer available. The only guaranteed minimum death benefit available for such newly issued Contracts is Maximum Anniversary Value. (The Maximum Anniversary Value guaranteed minimum death benefit is described in detail in the Prospectus.) If, however, you submit an application in accordance with our administrative procedures for a Contract that is intended to replace an existing annuity contract prior to close of business on December 12, 2002, we will allow you to elect the 5% Rising Floor with 7th Anniversary Step-Up guaranteed minimum death benefit option (if currently available in your state), even if the Contract is actually issued on or after December 13, 2002.

This change does not affect calculation of the death benefit on Contracts issued to contract owners with issue ages of 80 or older.

Further, this change does not affect availability of the optional Estate Enhancer benefit under the Contract.

                                      * * *

Please retain this supplement with your Prospectus for your reference. If you have any questions, please contact your Financial Advisor or the Service Center at 1-800-535-5549.